SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): November 10, 2011

                            Timberland Bancorp, Inc.
           (Exact name of registrant as specified in its charter)

          Washington                0-23333             91-1863696
       ---------------            ------------          ----------
  State or other jurisdiction     Commission          (I.R.S. Employer
       Of incorporation           File Number        Identification No.)


624 Simpson Avenue, Hoquiam, Washington                   98550
----------------------------------------------            -----
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 )

Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

     On November 10, 2011, Timberland Bancorp, Inc. issued its earnings release for the quarter ended September 30, 2011. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (d)  Exhibits


      The following exhibit is being furnished herewith and this list shall
      ---------------------------------------------------------------------
 constitute the exhibit index:
------------------------------

99.1 Press Release of Timberland Bancorp, Inc. dated November 10, 2011

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TIMBERLAND BANCORP, INC.


DATE:  November 10, 2011           By:/s/Dean J. Brydon
                                      -----------------------------
                                      Dean J. Brydon
                                      Chief Financial Officer